                                                                    EXHIBIT 99.1

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                              Page 1 of 5
________________________________________________________________________________

             CENTERPOINT ENERGY REPORTS THIRD QUARTER 2006 EARNINGS

      HOUSTON, TX -- NOVEMBER 2, 2006 - CenterPoint Energy, Inc. (NYSE: CNP) today reported net income and income from continuing operations of $83 million, or $0.26 per diluted share, for the third quarter of 2006 compared to $50 million, or $0.15 per diluted share, for the same period of 2005.

      "I'm pleased with the overall performance of our business and the progress that we are achieving," said David M. McClanahan, president and chief executive officer of CenterPoint Energy. "This continued strong performance, combined with the growth prospects in our pipeline and field services operations, positions us well for the future."

      For the nine months ended September 30, 2006, net income was $365 million, or $1.14 per diluted share, compared to $171 million, or $0.51 per diluted share, for the same period of 2005. Income from continuing operations before extraordinary item for the nine months ended September 30, 2006, was also $365 million, or $1.14 per diluted share, compared to $144 million, or $0.43 per diluted share, for the same period of 2005.

      Results for the nine months ended September 30, 2006, included the impact of two second quarter settlements. The first was an agreement with the Internal Revenue Service regarding the tax treatment of the company's Zero Premium Exchangeable Subordinated Notes (ZENS) and its former Automatic Common Exchange Securities (ACES). This agreement, which is subject to approval by the Joint Committee on Taxation of the U. S. Congress, resulted in a reduction to the company's previously accrued tax and related interest reserves, adding $119 million ($0.37 per diluted share) to income. The second was an agreement settling all issues related to the remand to the Texas Public Utility Commission of the company's 2001 unbundled cost of service order (UCOS) which reduced income by $21 million after-tax, or $0.07 per diluted share.

      Net income for the nine months ended September 30, 2005, included an extraordinary gain of $30 million, or $0.09 per diluted share, reflecting an adjustment to the extraordinary loss recorded in the second half of 2004 to write down generation-related regulatory assets. In addition, net income for the nine months ended September 30, 2005, included a loss of $3 million, or $0.01 per diluted share, from discontinued operations.

                                     - more-

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                              Page 2 of 5
________________________________________________________________________________

OPERATING INCOME BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

      The electric transmission & distribution segment reported operating income of $219 million in the third quarter of 2006, consisting of $187 million for the regulated electric transmission & distribution utility (TDU) (including $14 million for the competition transition charge (CTC)) and $32 million related to the transition bonds. Operating income for the third quarter of 2005 totaled $183 million, consisting of $174 million for the TDU (including $2 million for the CTC) and $9 million related to the transition bonds.

      The TDU's revenues continued to benefit from solid customer growth, with nearly 49,000 metered customers added since September 2005. Houston experienced normal weather during the third quarter of 2006, which created an unfavorable weather variance when compared to the abnormally warm weather in 2005. Operation and maintenance expenses were unchanged.

      Operating income for the nine months ended September 30, 2006, was $480 million, consisting of $384 million for the TDU (including $44 million for the CTC) and $96 million related to the transition bonds. Operating income for the same period of 2005 totaled $385 million, consisting of $358 million for the TDU (including $2 million for the CTC) and $27 million related to the transition bonds. The TDU's operating income for the nine months ended September 30, 2006, includes the $32 million adverse impact of the resolution of the 2001 UCOS order recorded in the second quarter of 2006.

NATURAL GAS DISTRIBUTION

      The natural gas distribution segment reported an operating loss of $11 million for the third quarter of 2006 compared to a loss of $16 million for the same period of 2005. Due to seasonal impacts, the third quarter for this segment is typically one of the weakest of the year. Higher margins from rate increases and rate design changes, along with the addition of nearly 43,000 customers since September 2005, were partially offset by increased operation and maintenance expenses driven primarily by higher bad debt expense due to high natural gas prices.

      Operating income for the nine months ended September 30, 2006, was $90 million compared to $116 million for the same period of 2005. In addition to the factors noted above, operating income for the nine months ended September 30, 2006, was adversely affected by unfavorable weather, decreased usage and costs associated with staff reductions.


                                    - more -

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                              Page 3 of 5
________________________________________________________________________________

COMPETITIVE NATURAL GAS SALES AND SERVICES

      The competitive natural gas sales and services segment reported operating income of $12 million for the third quarter of 2006 compared to $4 million for the same period of 2005. The increase was primarily driven by increased sales of gas from inventory, reduced bad debt expenses and a $21 million favorable variance related to mark-to-market accounting for non-trading financial derivatives used to lock in the economic value associated with basis differentials. These positive variances were partially offset by a $26 million write-down of natural gas inventory to the lower of average cost or market. The company purchases and stores natural gas to meet certain future sales requirements and enters into derivative contracts to hedge the economic value of the future sales. Due to the inventory write-downs, operating income in the future periods, when these sales occur, is expected to be higher.

      Operating income for the nine months ended September 30, 2006, was $44 million compared to $30 million for the same period of 2005. Operating income for the nine months ended September 30, 2006, included improved margins, a $34 million favorable variance related to mark-to-market accounting and $56 million of write-downs of natural gas inventory.

PIPELINES AND FIELD SERVICES

      The pipelines and field services segment reported operating income of $69 million for the third quarter of 2006 compared to $52 million for the same period of 2005. This segment's businesses continue to benefit from favorable dynamics in the markets for natural gas gathering and transportation services in the Gulf Coast and Mid-Continent regions. Within this segment, the pipeline business achieved higher operating income ($48 million vs. $36 million) resulting primarily from the sale of excess gas no longer required following improvements to a storage facility. The field services business achieved higher operating income ($21 million vs. $16 million) driven by increased throughput. In addition, this business recorded equity income of $2 million in the third quarter of 2006 ($1 million for the same period in 2005) from its 50 percent interest in a jointly-owned gas processing plant. These amounts are included in Other -- net under the Other Income (Expense) caption.

      Operating income for the nine months ended September 30, 2006, was $203 million compared to $168 million for the same period of 2005. The pipeline business achieved operating income of $137 million for the nine months ended September 30, 2006, compared to $119 million for the same period of 2005. The field services business achieved operating income of $66 million for the nine months ended September 30, 2006, compared to $49 million for the same period of 2005. Equity income from the jointly-owned gas processing plant was $7 million for the nine months ended September 30, 2006, compared to $4 million for the same period of 2005.

                                    - more -

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                              Page 4 of 5
________________________________________________________________________________

DIVIDEND DECLARATION

      On October 26, 2006, CenterPoint Energy's board of directors declared a regular quarterly cash dividend of $0.15 per share of common stock payable on December 8, 2006, to shareholders of record as of the close of business on November 16, 2006.

OUTLOOK FOR 2006

      CenterPoint Energy expects diluted earnings per share for 2006 to be in the range of $1.00 to $1.10 compared to its prior expectation of $0.90 to $1.00. This guidance excludes any impacts related to the ZENS and ACES, including the negative impact of $0.04 per diluted share related to the increase in the tax reserve recorded in the first quarter 2006 and the one-time positive impact of $0.37 per diluted share related to the company's settlement regarding the tax treatment of the ZENS and ACES recorded in the second quarter 2006. This guidance also excludes the one-time adverse impact of $0.07 per diluted share related to the settlement of the 2001 UCOS order recorded in the second quarter 2006. This guidance includes an estimated impact of the settlement of the TDU's rate case and takes into consideration various economic and operational assumptions related to the business segments in which the company operates. The company has made certain assumptions regarding the impact to earnings of various other regulatory proceedings, but cannot predict the ultimate outcome of any of those proceedings. In providing this guidance, the company has not projected the impact of any changes in accounting standards, any impact from acquisitions or divestitures, or the outcome of the TDU's true-up appeal.

WEBCAST OF EARNINGS CONFERENCE CALL

      CenterPoint Energy's management will host an earnings conference call on Thursday, November 2, 2006, at 10:30 a.m. Central time or 11:30 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the web site for at least one year.

      CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution, competitive natural gas sales and services, and pipeline and field services operations. The company serves more than five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total approximately $17 billion. With about 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.


                              - more -

(CENTERPOINT ENERGY LOGO)                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 713.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500

FOR IMMEDIATE RELEASE                                              Page 5 of 5

_______________________________________________________________________________


      This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of appeals from the true-up proceedings, the timing and impact of future regulatory, legislative and IRS decisions, effects of competition, weather variations, changes in CenterPoint Energy's or its subsidiaries' business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages, and other factors discussed in CenterPoint Energy's and its subsidiaries' Form 10-Ks for the period ended December 31, 2005, Form 10-Qs for the periods ended March 31, 2006, June 30, 2006, and September 30, 2006, and other filings with the Securities and Exchange Commission.

                                    ###

                          Energy, Inc. and Subsidiaries
                        Statements of Consolidated Income
                              (Millions of Dollars)
                                   (Unaudited)

                                                          Quarter Ended September 30,       Nine Months Ended September 30,
                                                        ---------------------------------   ---------------------------------
                                                             2005             2006              2005              2006
                                                        ---------------  ----------------   --------------  -----------------
Revenues:
    Electric Transmission & Distribution                     $     484         $     533       $    1,243        $     1,374
    Natural Gas Distribution                                       535               485            2,405              2,514
    Competitive Natural Gas Sales and Services                   1,013               830            2,783              2,743
    Pipelines and Field Services                                   116               141              362                401
    Other Operations                                                 4                 3               15                 12
    Eliminations                                                   (79)              (57)            (298)              (189)
                                                        ---------------  ----------------   --------------  -----------------
        Total                                                    2,073             1,935            6,510              6,855
                                                        ---------------  ----------------   --------------  -----------------

Expenses:
    Natural gas                                                  1,277             1,058            4,161              4,286
    Operation and maintenance                                      336               347              974              1,018
    Depreciation and amortization                                  145               159              411                452
    Taxes other than income taxes                                   90                87              277                289
                                                        ---------------  ----------------   --------------  -----------------
        Total                                                    1,848             1,651            5,823              6,045
                                                        ---------------  ----------------   --------------  -----------------
Operating Income                                                   225               284              687                810
                                                        ---------------  ----------------   --------------  -----------------

Other Income (Expense) :
    Gain (Loss) on Time Warner investment                           30                20              (29)                17
    Gain (Loss) on indexed debt securities                         (29)              (12)              34                (13)
    Interest and other finance charges                            (168)             (120)            (521)              (353)
    Interest on transition bonds                                    (9)              (32)             (27)               (98)
    Return on true-up balance                                       35                 -              104                  -
    Other - net                                                      7                12               18                 27
                                                        ---------------  ----------------   --------------  -----------------
        Total                                                     (134)             (132)            (421)              (420)
                                                        ---------------  ----------------   --------------  -----------------

Income from Continuing Operations Before
    Income Taxes and Extraordinary Item                             91               152              266                390

Income Tax Expense                                                 (41)              (69)            (122)               (25)
                                                        ---------------  ----------------   --------------  -----------------

Income from Continuing Operations Before
    Extraordinary Item                                              50                83              144                365
                                                        ---------------  ----------------   --------------  -----------------

Discontinued Operations:
    Income from Texas Genco, net of tax                              -                 -               11                  -
    Loss on Disposal of Texas Genco, net of tax                      -                 -              (14)                 -
                                                        ---------------  ----------------   --------------  -----------------
        Total                                                        -                 -               (3)                 -
                                                        ---------------  ----------------   --------------  -----------------

Income Before Extraordinary Item                                    50                83              141                365

Extraordinary Item, net of tax                                       -                 -               30                  -

                                                        ---------------  ----------------   --------------  -----------------
Net Income                                                   $      50         $      83        $     171         $      365
                                                        ===============  ================   ==============  =================

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
              Selected Data From Statements of Consolidated Income
            (Millions of Dollars, Except Share and Per Share Amounts)
                                   (Unaudited)

                                                                  Quarter Ended                      Nine Months Ended
                                                                  September 30,                        September 30,
                                                         --------------------------------    -----------------------------------
                                                              2005             2006               2005               2006
                                                         ---------------  ---------------    ----------------  -----------------
  Basic Earnings Per Common Share:
    Income from Continuing Operations                        $     0.16       $     0.27          $     0.46        $      1.17
    Income from Discontinued Operations                               -                -               (0.01)                 -
    Extraordinary item, net of tax                                    -                -                0.10                  -
                                                         ---------------  ---------------    ----------------  -----------------
    Net Income                                               $     0.16       $     0.27          $     0.55        $      1.17
                                                         ===============  ===============    ================  =================

  Diluted Earnings Per Common Share:
    Income from Continuing Operations                        $     0.15       $     0.26          $     0.43        $      1.14
    Income from Discontinued Operations                               -                -               (0.01)                 -
    Extraordinary item, net of tax                                    -                -                0.09                  -
                                                         ---------------  ---------------    ----------------  -----------------
    Net Income                                               $     0.15       $     0.26          $     0.51        $      1.14
                                                         ===============  ===============    ================  =================

  Dividends Declared per Common Share                        $     0.07       $     0.15          $     0.34        $      0.45

  Weighted Average Common Shares Outstanding (000):
    - Basic                                                     309,657          311,945             309,080            311,414
    - Diluted                                                   346,503          324,716             355,022            319,974


Operating Income (Loss) by Segment

  Electric Transmission & Distribution:
    Transmission & Distribution Operations                    $     174        $     187           $     358         $      384
    Transition Bond Companies                                         9               32                  27                 96
                                                         ---------------  ---------------    ----------------  -----------------
        Total Electric Transmission & Distribution                  183              219                 385                480
  Natural Gas Distribution                                          (16)             (11)                116                 90
  Competitive Natural Gas Sales and Services                          4               12                  30                 44
  Pipelines and Field Services                                       52               69                 168                203
  Other Operations                                                    2               (5)                (12)                (7)
                                                         ---------------  ---------------    ----------------  -----------------

  Total                                                       $     225        $     284           $     687         $      810
                                                         ===============  ===============    ================  =================

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                      ELECTRIC TRANSMISSION & DISTRIBUTION
                                              --------------------------------------------------------------------------------------
                                                     Quarter Ended                             Nine Months Ended
                                                     September 30,                               September 30,
                                              -----------------------------     % Diff    -----------------------------     % Diff
                                                  2005           2006        Fav/(Unfav)      2005           2006        Fav/(Unfav)
                                              -------------  --------------  -----------  -------------  --------------  -----------
RESULTS OF OPERATIONS:
Revenues:
    Electric transmission and distribution
      utility                                     $     453        $    453            -    $     1,164       $   1,170          1%
    Transition bond companies                            31              80         158%             79             204        158%
                                              -------------  --------------               -------------  --------------
        Total                                           484             533          10%          1,243           1,374         11%
                                              -------------  --------------               -------------  --------------

Expenses:
    Operation and maintenance                           155             155            -            446             436          2%
    Depreciation and amortization                        69              58          16%            197             182          8%
    Taxes other than income taxes                        55              53           4%            163             168         (3%)
    Transition bond companies                            22              48        (118%)            52             108       (108%)
                                              -------------  --------------               -------------  --------------
        Total                                           301             314          (4%)           858             894         (4%)
                                              -------------  --------------               -------------  --------------
Operating Income                                  $     183        $    219          20%     $      385        $    480         25%
                                              =============  ==============               =============  ==============

Operating Income - Electric transmission and
    distribution utility                                174             187           7%            358             384          7%
Operating Income - Transition bond companies              9              32         256%             27              96        256%
                                              -------------  --------------               -------------  --------------
        Total Segment Operating Income            $     183        $    219          20%     $      385        $    480         25%
                                              =============  ==============               =============  ==============


ELECTRIC TRANSMISSION & DISTRIBUTION
OPERATING DATA:
ACTUAL MWH DELIVERED
    Residential                                   8,871,356       8,522,786          (4%)    19,606,915      19,317,160         (1%)
    Total                                        22,351,407      22,829,685           2%     57,134,034      59,238,907          4%

WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
    Cooling degree days                                113%            100%         (13%)          110%            105%         (5%)
    Heating degree days                                  0%              0%           0%            76%             60%        (16%)


AVERAGE NUMBER OF METERED CUSTOMERS:
    Residential                                   1,690,819       1,740,079           3%      1,675,904       1,729,348          3%
    Total                                         1,921,594       1,976,559           3%      1,904,235       1,964,189          3%

                                                                           NATURAL GAS DISTRIBUTION
                                              --------------------------------------------------------------------------------------
                                                     Quarter Ended                             Nine Months Ended
                                                     September 30,                               September 30,
                                              -----------------------------    % Diff     -----------------------------    % Diff
                                                 2005            2006        Fav/(Unfav)     2005            2006        Fav/(Unfav)
                                              -------------  --------------  -----------  -------------  --------------  -----------
RESULTS OF OPERATIONS:
Revenues                                          $     535        $    485          (9%)    $    2,405       $   2,514          5%
                                              -------------  --------------               -------------  --------------
Expenses:
    Natural gas                                         355             298          16%          1,693           1,787         (6%)
    Operation and maintenance                           132             137          (4%)           393             429         (9%)
    Depreciation and amortization                        39              38           3%            115             113          2%
    Taxes other than income taxes                        25              23           8%             88              95         (8%)
                                              -------------  --------------               -------------  --------------
        Total                                           551             496          10%          2,289           2,424         (6%)
                                              -------------  --------------               -------------  --------------
Operating Income (Loss)                          $      (16)      $     (11)         31%      $     116         $    90        (22%)
                                              =============  ==============               =============  ==============

NATURAL GAS DISTRIBUTION OPERATING DATA:
THROUGHPUT DATA IN BCF
    Residential                                           9              14          56%            107              98         (8%)
    Commercial and Industrial                            38              44          16%            158             160          1%
                                              -------------  --------------               -------------  --------------
        Total Throughput                                 47              58          23%            265             258         (3%)
                                              =============  ==============               =============  ==============


WEATHER (AVERAGE FOR SERVICE AREA)
Percentage of normal:
    Heating degree days                                 34%            104%          70%            89%             81%         (8%)


AVERAGE NUMBER OF CUSTOMERS:
    Residential                                   2,820,629       2,849,040           1%      2,835,306       2,864,999          1%
    Commercial and Industrial                       244,249         253,063           4%        246,370         253,357          3%
                                              -------------  --------------               -------------  --------------
        Total                                     3,064,878       3,102,103           1%      3,081,676       3,118,356          1%
                                              =============  ==============               =============  ==============

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                     COMPETITIVE NATURAL GAS SALES AND SERVICES
                                              ------------------------------------------------------------------------------------

                                                     Quarter Ended                            Nine Months Ended
                                                     September 30,                              September 30,
                                              ----------------------------    % Diff      --------------------------    % Diff
                                                  2005           2006       Fav/(Unfav)      2005          2006       Fav/(Unfav)
                                              -------------  -------------  ------------  ------------  ------------  ------------
RESULTS OF OPERATIONS:
Revenues                                          $   1,013        $   830         (18%)      $  2,783      $  2,743           (1%)
                                              -------------  -------------                ------------  ------------
Expenses:
    Natural gas                                         998            809          19%          2,728         2,673            2%
    Operation and maintenance                             9              8          11%             21            23          (10%)
    Depreciation and amortization                         -              -           -               1             1             -
    Taxes other than income taxes                         2              1          50%              3             2           33%
                                              -------------  -------------                ------------  ------------
        Total                                         1,009            818          19%          2,753         2,699            2%
                                              -------------  -------------                ------------  ------------
Operating Income                                   $      4        $    12         200%        $    30       $    44           47%
                                              =============  =============                ============  ============

COMPETITIVE NATURAL GAS SALES AND
SERVICES OPERATING DATA:
THROUGHPUT DATA IN BCF
    Wholesale - third parties                            81             90          11%            235           251            7%
    Wholesale - affiliates                               11              8         (27%)            46            27          (41%)
    Retail                                               31             31           -             112           110           (2%)
    Pipeline                                             10              9         (10%)            41            28          (32%)
                                              -------------  -------------                ------------  ------------
        Total Throughput                                133            138           4%            434           416           (4%)
                                              =============  =============                ============  ============

AVERAGE NUMBER OF CUSTOMERS:
    Wholesale                                           144            140          (3%)           143           140           (2%)
    Retail                                            6,225          6,213           -           6,203         6,416            3%
    Pipeline                                            147            138          (6%)           154           138          (10%)
                                              -------------  -------------                ------------  ------------
        Total                                         6,516          6,491           -           6,500         6,694            3%
                                              =============  =============                ============  ============

                                                                       PIPELINES AND FIELD SERVICES
                                              ------------------------------------------------------------------------------------
                                                     Quarter Ended                            Nine Months Ended
                                                     September 30,                             September 30,
                                              ----------------------------    % Diff      ---------------------------   % Diff
                                                  2005           2006       Fav/(Unfav)      2005           2006       Fav/(Unfav)
                                              -------------  -------------  ------------  ------------  -------------  -----------
RESULTS OF OPERATIONS:
Revenues                                           $    116        $   141          22%        $   362       $   401          11%
                                              -------------  -------------                ------------  ------------
Expenses:
    Natural gas                                           -              7           -              25            10          60%
    Operation and maintenance                            47             47           -             121           136         (12%)
    Depreciation and amortization                        12             12           -              34            36          (6%)
    Taxes other than income taxes                         5              6         (20%)            14            16         (14%)
                                              -------------  -------------                ------------  ------------
        Total                                            64             72         (13%)           194           198          (2%)
                                              -------------  -------------                ------------  ------------
Operating Income                                   $     52        $    69          33%        $   168       $   203          21%
                                              =============  =============                ============  ============

Operating Income - Pipeline business                     36             48          33%            119           137          15%
Operating Income - Field Services business               16             21          31%             49            66          35%
                                              -------------  -------------                ------------  ------------
        Total Segment Operating Income             $     52        $    69          33%        $   168       $   203          21%
                                              =============  =============                ============  ============


PIPELINES AND FIELD SERVICES OPERATING
  DATA:
THROUGHPUT DATA IN BCF
    Natural Gas Sales                                     -              1           -               4             3         (25%)
    Transportation                                      199            204           3%            700           718           3%
    Gathering                                            92             97           5%            262           279           6%
    Elimination                                          (1)            (1)          -              (4)           (2)         50%
                                              -------------  -------------                ------------  ------------
        Total Throughput                                290            301           4%            962           998           4%
                                              =============  =============                ============  ============

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                               OTHER OPERATIONS
                                              ------------------------------------------------------------------------------------
                                                     Quarter Ended                           Nine Months Ended
                                                     September 30,                              September 30,
                                              ----------------------------    % Diff      --------------------------     % Diff
                                                 2005           2006        Fav/(Unfav)       2005          2006       Fav/(Unfav)
                                              ------------  --------------  ------------  ------------  ------------  ------------
RESULTS OF OPERATIONS:
Revenues                                          $      4        $      3         (25%)      $     15       $    12           (20%)
Expenses                                                 2               8        (300%)            27            19            30%
                                              ------------  --------------               -------------  ------------
Operating Income (Loss)                           $      2        $     (5)       (350%)      $    (12)      $    (7)           42%
                                              ============  ==============               =============  ============

                         Capital Expenditures by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                   ---------------------------------      --------------------------------
                                                            Quarter Ended                        Nine Months Ended
                                                            September 30,                          September 30,
                                                   ---------------------------------      --------------------------------
                                                        2005              2006                 2005             2006
                                                   ----------------  ---------------      ---------------  ---------------
CAPITAL EXPENDITURES BY SEGMENT
    Electric Transmission & Distribution                   $    57          $    88              $   199          $   278
    Natural Gas Distribution                                    77               48                  173              133
    Competitive Natural Gas Sales and Services                   -                4                    -               14
    Pipelines and Field Services                                55              135                  108              219
    Other Operations                                             7                4                   17               18
                                                   ----------------  ---------------      ---------------  ---------------
        Total                                              $   196          $   279              $   497          $   662
                                                   ================  ===============      ===============  ===============

                             Interest Expense Detail
                              (Millions of Dollars)
                                   (Unaudited)

                                                   ---------------------------------      --------------------------------
                                                            Quarter Ended                         Nine Months Ended
                                                            September 30,                           September 30,
                                                   ---------------------------------      --------------------------------
                                                        2005          2006                       2005         2006
                                                   ----------------  ---------------      ---------------  ---------------
INTEREST EXPENSE DETAIL
    Amortization of Deferred Financing Cost                $    19          $    14              $    58          $    40
    Capitalization of Interest Cost                             (1)              (3)                  (3)              (6)
    Transition Bond Interest Expense                             9               32                   27               98
    Other Interest Expense                                     150              109                  466              319
                                                   ----------------  ---------------      ---------------  ---------------
        Total Interest Expense                             $   177          $   152              $   548          $   451
                                                   ================  ===============      ===============  ===============

     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                              (Millions of Dollars)
                                   (Unaudited)

                                                       December 31,    September 30,
                                                           2005            2006
                                                       -------------   -------------
                                       ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                $     74       $     285
  Other current assets                                        2,817           2,281
                                                       -------------   -------------
      Total current assets                                    2,891           2,566
                                                       -------------   -------------

PROPERTY, PLANT AND EQUIPMENT, NET                            8,492           8,842
                                                       -------------   -------------

OTHER ASSETS:
  Goodwill                                                    1,709           1,709
  Regulatory assets                                           2,955           2,838
  Other non-current assets                                    1,069           1,018
                                                       -------------   -------------
      Total other assets                                      5,733           5,565
                                                       -------------   -------------
        TOTAL ASSETS                                     $   17,116     $    16,973
                                                       =============   =============

                        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of transition bond long-term debt        $     73       $     147
  Current portion of other long-term debt                       266           1,093
  Other current liabilities                                   2,675           2,136
                                                       -------------   -------------
      Total current liabilities                               3,014           3,376
                                                       -------------   -------------

OTHER LIABILITIES:
  Accumulated deferred income taxes, net and
    investment tax credit                                     2,520           2,444
  Regulatory liabilities                                        728             826
  Other non-current liabilities                                 990             855
                                                       -------------   -------------
      Total other liabilities                                 4,238           4,125
                                                       -------------   -------------

LONG-TERM DEBT:
  Transition bond                                             2,407           2,260
  Other                                                       6,161           5,645
                                                       -------------   -------------
      Total long-term debt                                    8,568           7,905
                                                       -------------   -------------

SHAREHOLDERS' EQUITY                                          1,296           1,567
                                                       -------------   -------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $   17,116     $    16,973
                                                       =============   =============


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                 Condensed Statements of Consolidated Cash Flows
                              (Millions of Dollars)
                                   (Unaudited)

                                                                    Nine Months Ended
                                                                      September 30,
                                                               -----------------------------
                                                                   2005            2006
                                                               -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                       $    171        $    365
    Discontinued operations, net of tax                                   3               -
    Extraordinary item, net of tax                                      (30)              -
                                                               -------------   -------------
  Income from continuing operations                                     144             365
  Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
      Depreciation and amortization                                     470             489
      Deferred income taxes and investment tax credit                   156             (87)
      Tax and interest reserves reductions related to ZENS
        and ACES                                                          -            (119)
      Write-down of natural gas inventory                                 -              56
      Changes in net regulatory assets                                 (166)             65
      Changes in other assets and liabilities                          (295)            (48)
      Other, net                                                          4               7
                                                               -------------   -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES OF CONTINUING
OPERATIONS                                                              313             728

NET CASH USED IN OPERATING ACTIVITIES OF DISCONTINUED
OPERATIONS                                                              (38)              -
                                                               -------------   -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                               275             728

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     218            (626)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                    (496)            109
                                                               -------------   -------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     (3)            211

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                        165              74

                                                               -------------   -------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                         $    162        $    285
                                                               =============   =============


     Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.